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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934


Date of Report:                          May 7, 1999

Exact name of registrant
as specified in its charter:             BELL ATLANTIC CORPORATION

Commission File Number:                  1-8606

State of Incorporation:                  Delaware

I.R.S. Employer Identification No.:      23-2259884

Address of principal
executive offices:                       1095 Avenue of the Americas
                                         New York, New York
Zip Code                                 10036

Registrant's telephone number,
including area code:                     (212) 395-2121

Former name or former address,
if changed since last report:            Not applicable
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Item 5.  Other Events
         ------------

Attached exhibits are (i) a press release issued by Bell Atlantic Corporation and GTE Corporation on May 7, 1999, and (ii) a press release issued by the U.S. Department of Justice on May 7, 1999. The press releases announce the completion of the U.S. Department of Justice's review of the proposed merger of Bell Atlantic Corporation and GTE Corporation and the companies' agreement to a consent decree to dispose of overlapping wireless properties.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99.1 Press Release, dated May 7, 1999, issued by Bell Atlantic Corporation and GTE Corporation.

99.2  Press Release, dated May 7, 1999, issued by the U.S. Department of
      Justice.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Doreen A. Toben
                                -------------------
                                Doreen A. Toben
                                Vice President - Controller



Date:  May 10, 1999
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                                 EXHIBIT INDEX


Exhibit
Number
------

99.1 Press Release, dated May 7, 1999, issued by Bell Atlantic Corporation and GTE Corporation.

99.2  Press Release, dated May 7, 1999, issued by the U.S. Department of
      Justice.